FORM 8-K



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2001




                         THE HARTCOURT COMPANIES, INC.
                -----------------------------------------------
               (Exact name of registrant as specified in charter)



         Utah                       001-12671             87-0400541
------------------------------   ----------------    -----------------------
(State or other jurisdiction      (Commission            IRS Employer
 of incorporation)                File Number)        Identification No.)



   9800 S. Sepulveda Blvd., Suite 818, Los Angeles, California       90045
-----------------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)



                                 (310) 410-7290
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 1.           Changes in Control of Registrant

                  None


Item 2.           Acquisition or Disposition of Assets

                           On May 16, 2001,  The  Hartcourt  Companies,  Inc., a
                  Utah Corporation (Registrant), completed the purchase of 51% of all of the issued and outstanding shares of common stock of Elephant Talk Limited ("ET"), for a total consideration of $3,825,000. The purchase price was paid at the Closing Date of May 16, 2001 as follows: $1,500,000 of the purchase price consisted of the value of 1,000,000 restricted common shares of the Registrant, valued at $250,000 at the closing, and a promissory note in the amount of $1,250,000, which shall be due and payable on February 16, 2002; and $2,325,000 of the purchase price was paid by issuance of 3,756,058 restricted common shares of the Registrant to nine shareholders of ET in proportion to their share holdings. The share price was calculated by dividing $2,325,000 by the average daily share closing value of the Registrant's common stock for the ten business days immediately preceding the date of Closing.

                           Elephant Talk Limited,  based in Hong Kong, is one of
                  the leading international long-distance service providers to Hong Kong and portions of China. Established in 1995, it holds a number of licenses including US FCC 214, HK ETS and ISP PNETS allowing it to provide voice, data transmission like IDD, pre-paid calling card and ISP services. Its customers include major telecom carriers based in the U.S. and Hong Kong.

                           The  Registrant   does  not  intend  any  changes  in
                  management and will operate Elephant Talk as a subsidiary of the Company.


Item 3.           Bankruptcy or Receivership

                  None


Item 4.           Changes in Registrant's Certifying Accountant

                  None

Item 5.           Other Events

                  None

Item 6.           Resignation of Registrant's Directors

                  None

Item 7.           Financial Statements and Exhibits

                  The unaudited pro forma condensed financial statements will be filed at a later date.

Item 8.           Change in Fiscal Year

                  None






                                    SIGNATURE


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    THE HARTCOURT COMPANIES INC.



Dated:  May 22, 2001                                By: /s/ Alan Phan
                                                    -----------------
                                                    Dr. Alan Phan
                                                    Chairman of the Board